Exhibit 21.1

CURBLINE PROPERTIES CORP.

LIST OF SUBSIDIARIES

CBLP LLC, a Delaware limited liability company

CL AFC 120 Colonial Promenade AL LLC, a Delaware limited liability company

CL Alpha Soda Center GA LLC, a Delaware limited liability company

CL Artesia Village AZ LLC, a Delaware limited liability company

CL Barrett Corners GA LLC, a Delaware limited liability company

CL Belgate Plaza NC LP, a Delaware limited partnership

CL Boca Raton Outparcel FL LLC, a Delaware limited liability company

CL Boulevard Marketplace VA LLC, a Delaware limited liability company

CL Briarcroft Center TX LP, a Delaware limited partnership

CL Briarcroft Outparcel TX LP, a Delaware limited partnership

CL Broadway Center AZ LLC, a Delaware limited liability company

CL Brookhaven Station GA LLC, a Delaware limited liability company

CL California GP Holdings LLC, a Delaware limited liability company

CL Carolina Station NC LP, a Delaware limited partnership

CL Carrie Plaza FL LLC, a Delaware limited liability company

CL Chandler Center AZ LLC, a Delaware limited liability company

CL Collection at Midtown Miami FL LLC, a Delaware limited liability company

CL Collection on Aramingo PA LLC, a Delaware limited liability company

CL Concourse Village FL LLC, a Delaware limited liability company

CL Corner at 240 NC LP, a Delaware limited partnership

CL Corner at Laveen Spectrum AZ LLC, a Delaware limited liability company

CL Creekside Plaza North CA LP, a Delaware limited partnership

CL Creekside Plaza South CA LP, a Delaware limited partnership

CL Crocker Commons OH LLC, a Delaware limited liability company

CL Crossroads Marketplace CA LP, a Delaware limited partnership

CL Deer Valley Plaza AZ LLC, a Delaware limited liability company

CL Deerwood Station FL LLC, a Delaware limited liability company

CL Eastchase Point AL LLC, a Delaware limited liability company

CL Emmet Street North VA LLC, a Delaware limited liability company

CL Emmet Street Station VA LLC, a Delaware limited liability company

CL Estero Crossing FL LLC, a Delaware limited liability company

CL Fairfax Marketplace VA LLC, a Delaware limited liability company

CL Fairfax Pointe VA LLC, a Delaware limited liability company

CL Five Points Village FL LLC, a Delaware limited liability company

CL Foxtail Center MD LLC, a Delaware limited liability company

CL Freehold Marketplace NJ LLC, a Delaware limited liability company

CL Gilbert Crossroads AZ LLC, a Delaware limited liability company

CL Hammond Springs GA LLC, a Delaware limited liability company

CL Hampton Cove Corner AL LLC, a Delaware limited liability company

CL Houston Levee Galleria TN LLC, a Delaware limited liability company

CL Independence Point MO LLC, a Delaware limited liability company

CL Julington Station FL LLC, a Delaware limited liability company

CL Kedzie Ave IL LLC, a Delaware limited liability company

CL Kennestone Oaks GA LLC, a Delaware limited liability company

CL La Fiesta Square CA LP, a Delaware limited partnership

CL Lafayette Mercantile CA LP, a Delaware limited partnership

CL Lake Pleasant Pavilions AZ LLC, a Delaware limited liability company

CL Loma Alta Station CA LP, a Delaware limited partnership

CL Madison Station AL LLC, a Delaware limited liability company

CL Magnolia Point TX LP, a Delaware limited partnership

CL Mannheim Corner IL LLC, a Delaware limited liability company

CL Maple Corner TN LLC, a Delaware limited liability company

CL Marketplace at 249 TX LP, a Delaware limited partnership

CL Marketplace Plaza North GA LLC, a Delaware limited liability company

CL Marketplace Plaza South I GA LLC, a Delaware limited liability company

CL Marketplace Plaza South II GA LLC, a Delaware limited liability company

CL Meadowmont Village NC LP, a Delaware limited partnership

CL Narcoossee Cove North FL LLC, a Delaware limited liability company

CL Navarre Crossing OH LLC, a Delaware limited liability company

CL NC Holdings LLC, a Delaware limited liability company

CL Nine Mile Corner CO LLC, a Delaware limited liability company

CL Nine Mile Corner II CO LLC, a Delaware limited liability company

CL Northsight Plaza AZ LLC, a Delaware limited liability company

CL Oak Park Point KS LLC, a Delaware limited liability company

CL Oakleaf Crossing FL LLC, a Delaware limited liability company

CL Oaks at Slaughter TX LP, a Delaware limited partnership

CL Office Lease LLC, a Delaware limited liability company

CL Paradise Village Plaza AZ LLC, a Delaware limited liability company

CL Parker Keystone CO LLC, a Delaware limited liability company

CL Parker Station CO LLC, a Delaware limited liability company

CL Parkwood Shops GA LLC, a Delaware limited liability company

CL Phillips Village FL LLC, a Delaware limited liability company

CL Plaza at Market Square GA LLC, a Delaware limited liability company

CL Point at University NC LP, a Delaware limited partnership

CL Polaris Commons OH LLC, a Delaware limited liability company

CL Preserve at HG TX LP, a Delaware limited partnership

CL Presidential Plaza GA LLC, a Delaware limited liability company

CL Presidential Plaza North GA LLC, a Delaware limited liability company

CL Promenade Plaza AL LLC, a Delaware limited liability company

CL Red Mountain Corner AZ LLC, a Delaware limited liability company

CL Roosevelt Plaza FL LLC, a Delaware limited liability company

CL Roswell Market Center GA LLC, a Delaware limited liability company

CL Samish Corner WA LLC, a Delaware limited liability company

CL Santa Margarita Market Place CA LP, a Delaware limited partnership

CL Scenic Plaza GA LLC, a Delaware limited liability company

CL Shelton CT LLC, a Delaware limited liability company

CL Shoppes at Addison Place FL LLC, a Delaware limited liability company

CL Shoppes of Boot Ranch FL LLC, a Delaware limited liability company

CL Shoppes of Crabapple GA LLC, a Delaware limited liability company

CL Shops at Bandera Pointe TX LP, a Delaware limited partnership

CL Shops at Bay Pines FL LLC, a Delaware limited liability company

CL Shops at Blue Ridge GA LLC, a Delaware limited liability company

CL Shops at Boca Center FL LLC, a Delaware limited liability company

CL Shops at Carillon FL LLC, a Delaware limited liability company

CL Shops at Casselberry FL LLC, a Delaware limited liability company

CL Shops at Cross Creek TX LP, a Delaware limited partnership

CL Shops at Echelon Village NJ LLC, a Delaware limited liability company

CL Shops at Framingham MA LLC, a Delaware limited liability company

CL Shops at Hamilton NJ LLC, a Delaware limited liability company

CL Shops at Harmon Square NV LLC, a Delaware limited liability company

CL Shops at Lake Brandon FL LLC, a Delaware limited liability company

CL Shops at Midway FL LLC, a Delaware limited liability company

CL Shops at Olde Town Station CO LLC, a Delaware limited liability company

CL Shops at Power and Baseline AZ LLC, a Delaware limited liability company

CL Shops at Prasada North AZ LLC, a Delaware limited liability company

CL Shops at Riverdale Commons MN LLC, a Delaware limited liability company

CL Shops at Saraland AL LLC, a Delaware limited liability company

CL Shops at Tanasbourne OR LLC, a Delaware limited liability company

CL Shops at Tanglewood TX LP, a Delaware limited partnership

CL Shops at The Fountains FL LLC, a Delaware limited liability company

CL Shops at The Fresh Market NC LP, a Delaware limited partnership

CL Shops at The Grove FL LLC, a Delaware limited liability company

CL Shops at Tiger Town AL LLC, a Delaware limited liability company

CL Shops at University Hills CO LLC, a Delaware limited liability company

CL Shops on Montview CO LLC, a Delaware limited liability company

CL Shops on North IL LLC, a Delaware limited liability company

CL Shops on Polaris I OH LLC, a Delaware limited liability company

CL Shops on Polaris II OH LLC, a Delaware limited liability company

CL Shops on Summit I CA LP, a Delaware limited partnership

CL Shops on Summit II CA LP, a Delaware limited partnership

CL Southlake Plaza FL LLC, a Delaware limited liability company

CL Southtown Center FL LLC, a Delaware limited liability company

CL Sunrise Plaza FL LLC, a Delaware limited liability company

CL Terrell Mill GA LLC, a Delaware limited liability company

CL Towne Crossing Shops VA LLC, a Delaware limited liability company

CL TX Holdings LLC, a Delaware limited liability company

CL University Village Crossing WA LLC, a Delaware limited liability company

CL Village at Maple Leaf WA LLC, a Delaware limited liability company

CL Village Plaza TX LP, a Delaware limited partnership

CL Vintage Plaza TX LP, a Delaware limited partnership

CL Waldorf Park MD LLC, a Delaware limited liability company

CL West Carmel Marketplace IN LLC, a Delaware limited liability company

CL White Oak Plaza VA LLC, a Delaware limited liability company

CL Wilmette Center IL LLC, a Delaware limited liability company

CL Windy Hill Exchange GA LLC, a Delaware limited liability company

CL Worthington Plaza OH LLC, a Delaware limited liability company

Curbline Acquisitions LLC, a Delaware limited liability company

Curbline Properties LP, a Delaware limited partnership

Curbline Property Manager LLC, a Delaware limited liability company

Curbline TRS LLC, a Delaware limited liability company